Welcome Stockholders

2012 Stockholders Meeting
May 16, 2012

Welcome And Opening Remarks
Michael L. Scudder
President and CEO

Items Of Business
I. Election of Directors

II. Advisory Vote on Appointment of Independent
 Auditors
III. Advisory Vote on Executive Compensation
IV. Advisory Vote on Frequency of Advisory
 Approval of Executive Compensation

• March 23, 2012 Record Date

• Certified List of Stockholders
• No Stockholder Nominations or Proposals Filed
Matters Of Record

Items Of Business

Continuing Directors
Serving Until 2013
 Brother James Gaffney, FSC
 President
 Lewis University
 (Leading Catholic and Lasallian University)
  Director Since: 1998
  Committee(s):   Advisory, Compensation
    and Nominating and
      Corporate Governance
Michael L. Scudder
President and CEO
First Midwest Bancorp, Inc.
 Director Since: 2008
 Committee(s): Advisory
J. Stephen Vanderwoude
Retired Chairman and CEO
Madison River Communications
(Operator of Rural Telephone Companies)
 Director Since: 1991
 Committee(s): Advisory, Compensation
   and Nominating and
   Corporate Governance
Patrick J. McDonnell
President and CEO
The McDonnell Company LLC
(Business Consulting Company)
 Director Since: 2002
 Committee(s): Audit and Nominating and
   Corporate Governance
John L. Sterling
President and Owner
Sterling Lumber Company
(Hardwood Lumber Supplier and Distributor)
 Director Since: 1998
 Committee(s): Compensation

Continuing Directors
Serving Until 2014
John F. Chlebowski, Jr.
Retired President and CEO
Lakeshore Operating Partners, LLC
(Bulk Liquid Distribution Firm)
 Director Since: 2007
 Committee(s): Advisory and Audit
Peter J. Henseler
Vice Chairman
TOMY International
(Designer and Marketer of Toys and
 Infant Products)
  Director Since: 2011
  Committee(s): Compensation
Michael J. Small
President and CEO
Gogo, Inc.
(Airborne Communications Service Provider)
 Director Since: 2010
 Committee(s): Audit and Nominating and
  Corporate Governance
Phupinder S. Gill
CEO
CME Group, Inc.
(Global Derivatives Marketplace and Exchange)
 Director Since: 2010
 Committee(s): Compensation
Ellen A. Rudnick
Executive Director
Polsky Center for Entrepreneurship
University of Chicago Booth School of Business
(Graduate School of Business)
 Director Since: 2005
 Committee(s):  Advisory, Audit and
  Nominating and
   Corporate Governance

Vote For Director Nominees
To Serve Until 2015
 Barbara A. Boigegrain
 General Secretary and CEO
 General Board of Pension and Health Benefits
 Of The United Methodist Church
 (Pension, Health and Welfare Benefit Trustee
  and Administrator)
  Director Since: 2008
  Committee(s): Compensation
 Robert P. O’Meara
 Chairman of the Board
 First Midwest Bancorp, Inc.
  Director Since: 1982
  Committee(s): Advisory

Advisory Vote To Appoint
Ernst & Young LLP
As Independent Auditors

Advisory Vote To Approve
Executive Compensation

Advisory Vote To Approve
Frequency of Advisory Approval of
Executive Compensation

Results

Adjournment

Management Presentation

Management Presentation
Michael L. Scudder
•Operating & Strategic Overview
Paul F. Clemens
•Operating Performance
Mark G. Sander
•Strategy Execution
Michael L. Scudder
•Closing Remarks

Forward Looking Statements
This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-
looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our
Annual Report on Form 10-K and other reports filed with the Securities and Exchange
Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in our Annual Report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

Non-GAAP Disclaimer
 This presentation contains GAAP financial measures and, where management believes it to be helpful in understanding the Company’s results of operations or financial position, non-GAAP financial measures. Where non-GAAP financial measures are used, the most directly comparable GAAP financial measure, as well as the reconciliation to the most directly comparable GAAP financial measure can be found in the Company’s current quarter earnings release or Quarterly
 Report on Form 10-Q which can be found on the Company’s website at
 www.firstmidwest.com/secfilings. Non-GAAP financial measures in this presentation include core operating earnings and pre-tax, pre-provision return on risk weighted average assets. Both of these measures are useful in understanding the performance and trends of the Company’s core franchise over time without respect to investment securities gains/losses, taxes, provisions expense and OREO losses, each of which can significantly vary from quarter to quarter, and therefore may distort the Company’s underlying performance.

• $8.0 Billion Assets
• $8.0 Billion Assets
 – $6.5 Billion Deposits
 – $6.5 Billion Deposits
 • Strong, Low Cost Core Deposits
 • Strong, Low Cost Core Deposits
 • 75% Transactional
 • 75% Transactional
 – $5.4 Billion Loans
 – $5.4 Billion Loans
 •  IL’s Largest Ag Lender
 •  IL’s Largest Ag Lender
 – $5.5 Billion Trust Assets
 – $5.5 Billion Trust Assets
 • IL’s 4th Largest Bank Asset Manager
 • IL’s 4th Largest Bank Asset Manager

• Full Retail And Commercial
 Product Line
• Full Retail And Commercial
 Product Line
 – Organized Around Clients And
 Markets
 – Organized Around Clients And
 Markets
 – 240,000 Retail And 26,000
 Commercial Relationships
 – 240,000 Retail And 26,000
 Commercial Relationships
1 Information as of 3/31/12
A Premier Community Bank1

In Premier Markets
• 70 Plus Years Of
 Community Banking

• Headquartered In Suburban
 Chicago
 – #8 Suburban Market Share
• Retail Banking Platform 1
 – Approximately 100 Locations
 – $73 Million Average
 Deposits/Branch
 – Over 1,800 Employees

1  As of 12/31/11

Mission Statement
  We are in the business of helping clients achieve financial success throughout their economic life. We do so by focusing on the broad range of their financial needs and delivering quality services that truly fulfill those needs.

  We believe that only if each of us, those dealing directly with clients as well as those who support client contact people, assumes personal responsibility for the financial success of every client we come in contact with, will their success be assured.
  We further believe that in fulfilling clients’ financial needs we are creating significant value for them while at the same time creating value for ourselves and the company.
  The financial success of our clients, thusly, will define our success as well as the company.
Our Core Values Provide Direction

•Economy and Business Climate
•Banking Industry - Expectations & Perspectives
•Strategic & Performance Highlights
Operating Environment &
Strategic Overview

Economic Environment
• Positive Signs Emerging, Still Fragile

• Consumer Spending and Housing Stronger
• Employment Uneven
• European Instability, U.S. Elections Creating Uncertainty
• Concerns Remain as to Sustainability

Overall Economy on Better Footing
Continued Low Rate Environment

Consumer /
Investor
Protection
Mortgage
Deposit
Products
Capital
• Trickle Down Regardless
• More Mortgage Rules
• Simplify Standards
• Higher Delivery Costs
• Eliminates Brokers
• Overdraft Processing
• Interchange Fee Limits
• Fee Pressures
• Relook At Product Mix
• Basel III
• Stress Testing
• Risk Management
• Elevated Capital
Key Legislative Elements
• Creation of CFPB
Regulatory Environment
Impact On Us
• Fair Lending, Increased Scrutiny

Impacting The Industry
Higher Cost and Lower Margin Pressuring
Earnings As Credit Improves

Market Opportunities
• Environment Creates Opportunities
 • Expansion
 • Efficiency

• Within Chicago Market
 - 37 Failures Since Start Of 2009
 - 35 Institutions ($24 Billion) With Texas Ratio > 100%
• Consolidation Expected
• Well Positioned To Benefit
 - Strong Capital, Solid Reputation
 - Experienced Team
 - 4 Transactions, $1 Billion Since 2008

Our Priorities
2011 and Beyond
•Lower Nonperforming Assets
•Proactive, Responsible Liquidation
•Diversify and Strengthen Lending
•Grow Core Deposits and Revenue Sources
•Maximize Efficiency
•Returned TARP
•Strengthen Earnings, Dividend Capacity
•Assess Alternative Capital Uses, M&A
Credit Remediation
& Liquidation
Strengthen Core
Business
Prudent Capital
Management

Path To Repayment of TARP
2008 to 2011
•Non-performing Assets Down 30% from Peak
•Construction Exposure Reduced by 72%
•Altered Balance Sheet Mix, Retained Earnings
•Subordinated and Trust Preferred Debt Repurchase
•Raised Common Equity and Senior Debt
•Acquired $900 Million in Deposits
•Resources Aligned and Expanded Markets
•Maintained Customer and Employee Services

Improvement in Credit
Quality
Active Capital
Management
Strengthened Our
Business
Actions Aligned with Shareholder Interests

Organizational Alignment
2011 and 2012
• Mark Sander, Chief Operating Officer
• Thomas Prame, Director of Retail Banking
• Kevin Moffitt, Chief Risk Officer
• Sales and Support Teams
• Wealth Management, Commercial Sales
• Expanded Market Reach
• Mortgage and Niche Development
• Retail Product Design, Branch Delivery
People
Alignment
Product & Distribution
Enhancing and Allocating Resources
To Areas of Growth

 2010  2011  2012  2013  2014

Paul F. Clemens
First Midwest Bancorp, Inc.
Executive Vice President & CFO
Operating Performance

• Organizational Realignment (4Q11, 1Q12)
 • Elimination Of 140 Positions
 • Severance-Related Costs Of $2.5 Million
 • Annualized Savings of $7 Million
• Redeemed $193 Million Of TARP Preferred (4Q11)
 • One-time Charge $1.5 Million
 • Eliminates Preferred Dividends Of $10.3 Million Annually
• Acquired $107 Million In Deposits (4Q11)
 • $70 Million Of Core Deposits
 • Gain Of $1.1 Million
Performance Highlights

2011 Operating Results
Margin Pressure Offset by
Lower Credit Costs
	December 31
Key Operating Metrics	2011	2010	Improved
Net Income (Loss)	$ 25.4	$ (19.7)	NM
Core Operating Earnings	$129.9	$136.4	(5%)
Loan Loss Provision	$ 80.6	$147.3	45%
Net Interest Margin	4.04%	4.13%	(2%)
Efficiency Ratio	62.1%	58.8%	(6%)

2011 Operating Results
Stronger Liquidity and Capital,
Credit Improved, Sustained Lending
1 Includes covered loans and OREO
2 Excludes covered loans
	December 31
Other Key Metrics	2011	2010	Improved
Transactional Deposits, Average	$4,755	$4,322	10%
Loans, Period End1	$5,349	$5,472	(2%)
Non-Performing Assets2	$248.4	$269.5	8%
Loan Charge-Offs	$103.7	$147.1	30%
Tier 1 Common Capital	10.26%	9.81%	5%

Operating Results, 1Q 2012
Net Income Up,
Margin Impacted By Debt and Liquidity
	First Quarter
Key Operating Metrics	2012	2011	Improved
Net Income	$7.8	$7.3	7%
Core Operating Earnings	$28.6	$31.1	(8%)
Loan Loss Provision	$18.2	$19.5	7%
Net Interest Margin	3.88%	4.15%	(7%)
Efficiency Ratio	64.6%	62.7%	(3%)

Operating Results, 1Q 2012
	First Quarter
Other Key Metrics	2012	2011	Improved
Average Earning Assets	$7,088	$7,232	(2%)
Cash and Equivalents	$486	$526	(8%)
Transactional Deposits, Average	$4,823	$4,528	7%
Loans, Period End	$5,389	$5,445	(1%)
Tier 1 Common Capital	10.38%	9.96%	4%
Significant Liquidity And Capital,
Ability to Benefit as Conditions Stabilize

Core Business Is Strong
Pre-Tax, Pre-Provision Earnings / RWA
Efficiency Ratio

Mark G. Sander
First Midwest Bancorp, Inc.
Senior Executive Vice President
&
First Midwest Bank
President & COO
Strategy Execution

Non-Performing Assets
Improved Metrics, Progress Impacted By
Slow Recovery, Softened Real Estate Market
Chicago Peer
National Peer

Focus Remains on Disposition
of Problem Assets
Short Term Mid-Term Long-Term
Holding Period
• Actively Driving Problem Assets Lower
• Market Impacted by Illiquidity and Inventory
• Cycle to Date Losses in Line with Peers
Higher
Higher
Lower
Lower

Strengthening Our Business
Delivering On Multiple Fronts
1. Asset Formation
3. Efficiency
2. Fee Income/Deposits
4. Investment In Core
• Focused and Enhanced Sales
• New Mortgage Platform
• Asset-Based and Other Niches
• Wealth and Treasury Management
• Core Deposit Growth
• Reduction in Costs
• Performance Management
• Strategic Distribution
• Internet And ATM Platform
• Strengthen Brand

Loan Portfolio
EXCEL SOURCE range
$C$4:$F$12 copied at 13-
Jan-11 05:12:53:
FMBICS\2011
Presentations\January -
Earnings
Presentation\Excel\Credit
Data.xlsx (YoY Change)
	12/31/08		3/31/12
	$	%	$	%	Change
Commercial and Industrial	$ 1,707	32%	$ 1,735	32%	2%
Construction	866	17%	242	5%	(72%)
Commercial Real Estate	2,041	38%	2,497	46%	22%
Consumer	746	13%	664	12%	(11%)
Covered	--	--	251	5%	NM
Total Loans	$ 5,360	100%	$ 5,389	100%	1%
Serving Markets, Diversifying Mix
47% Owner Occupied Real Estate

Changing Loan Trajectory
Expanding Our Sales and Footprint:
•Enhancing Existing Teams
•Chicago Loop, Du Page Markets
•Asset Based and Other Niches
•Mortgage Platform

Wealth Management
• Revenues Up 34% Since
 2008
• $5.5 Billion in Trust Assets
• 4th Largest Bank Asset
 Manager in IL

Expanding Our Reach
Over 1,000 ATMs Locally and 43,000 Nationally
Available to Clients at No Cost

• Colleagues
 – Enhanced Sales
 – Talent Development

• Delivery Channels
 – Retail Branch Network
 – Internet and Mobile Banking
 – Commercial, Treasury Management
 – Wealth Management
• Client Relationships

Building Our Business

Michael L. Scudder
First Midwest Bancorp, Inc.
President & CEO
Closing Remarks

2012 Is A Year Of Transition
• Economic Conditions Improving, but Fragile
• Regulatory and Capital Requirements Evolving
• Credit Improving, Remediation Uneven
•  Aligning Resources With Growth and Opportunity

Positioning For Long Term Success

As We Evolve to “New” Normal
Shareholder
Value
Priorities Remain Same

Well Capitalized
Significant Capital, Provides Flexibility
First Midwest Ratios	FM Actual	Well Capitalized	Excess Capital	Excess %
Total Risk-Based Ratio	13.47%	10.00%	$217,431	35%
Tier 1 Risk-Based	11.41%	6.00%	$338,648	90%
Tier 1 Leverage Ratio	9.38%	5.00%	$333,423	88%

Capital Management Priority
Emphasis on Return to
“Normalized” Capital
Requirements
Uses
• Stronger Earnings
• Reduced Credit Risk
• Regulatory Clarity
• Growth
• Dividend
• Repurchase
• M & A

	Price Change %		Market Price to: Value to:
	FY 2011	Jan- March 2012	2012 Estimate	Tang Book Value	Core Deposits
FMBI	(12.1)	2.7	16.0x	1.3x	3.5x
Peers
Chicago	(14.2)	30.1	19.7x	1.2x	2.5
National	(5.9)	13.5	14.8x	1.5x	6.7
SNL Midwestern Banks (72)	(7.5)	14.0	13.1x	1.2x	2.2
Market Valuation
As of March 31, 2012
Source: SNL
Markets Volatile, Valuing Growth and Credit Quality
Execution Drives Improvement

• Road to “New Normal” Uneven

• We Have Advantages That Create Opportunities
 • Strong Core Deposit
 • Engaged and Enhanced Workforce
 • Good Markets, Growing Opportunities
 • Significant Capital and Liquidity
Well Positioned, Have to Stay Focused
and Invest In Ourselves
In Closing

Chicago Peers - Means collectively the companies with the ticker symbol MBFI, WTFC, PVTB, and TAYC.
Core Deposit - Includes demand, savings and NOW accounts.
Core Operating Earnings - Means the Company’s pre-tax pre-provision operating earnings for the stated period, which reflect the
Company’s operating performance before the effects of credit-related charges and other unusual, infrequent, or non-recurring revenues and expenses. This is a non-GAAP financial measure.
Covered Loans or Assets - Means loans or assets which the Company acquired via an FDIC-assisted transaction.
National Peers - Means collectively the companies with the ticker symbol SRCE, CHFC, CRBC, FCF, FMER, MBFI, ONB, PNFP, PVTB,
PFS, STSA, SUSQ, UMBF, UMPQ, VLY, TAYC, TCBI, TRMK, WSBC, WTFC.
Net Interest Income - Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, presented on a tax-equivalent basis, assuming a federal income tax rate of 35%.
Non-Performing Assets - Means non-accrual loans (the majority of which are past due), loans 90 days or more past due and still accruing interest and OREO.
SNL Midwestern Banks - Means 72 Midwest based banks
Tier 1 Common Capital - Means tier 1 capital, less trust preferred securities, divided by risk based assets.
Note:
 • Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
 • Unless otherwise indicated, all loan information includes Covered Loans.
 • Peer information source for this presentation from SNL.
Certain Terms Used In this Presentation